                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                              -------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 12, 2002

                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)

          MARYLAND                        1-13589                   36-4173047
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                     60601
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (312) 917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about August 12, 2002, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its affiliates as of June 30, 2002, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2002                  PRIME GROUP REALTY TRUST


                                       By: /s/ Louis G. Conforti
                                          --------------------------------------
                                          Louis G. Conforti
                                          Co-President and
                                          Chief Financial Officer

                             [Graphic Appears Here]

                               SECOND QUARTER 2002


                SUPPLEMENTAL FINANCIAL AND OPERATING STATISTICS

                    For the three months ended June 30, 2002

This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                       [Logo of Prime Group Realty Trust]

                                Table of Contents

Company Overview                                                                Page
   Corporate Profile                                                              3
   Board of Trustees and Executive Officers                                       4

Quarterly Financial and Operating Results
   Second Quarter Highlights                                                      5
   Consolidated Statements of Operations - Three Months ended June 30, 2002       6
   Consolidated Reconciliation of Net Income to Funds from Operations (FFO)       7
        - Three Months ended June 30, 2002
   Consolidated Statements of Operations - Six Months ended June 30, 2002         8
   Consolidated Reconciliation of Net Income to Funds from Operations (FFO)       9
        - Six Months ended June 30, 2002
   Consolidated Balance Sheet                                                    10
   Leasing Activity Analysis                                                     11
   Same Store Leasing Analysis                                                   12
   Development Project Status                                                    13

Indebtedness/Capital Information
   Indebtedness Activity                                                         14
   Capital Events                                                                15
   Market Capitalization                                                         16
   Indebtedness Schedule                                                         17
   Recourse Indebtedness Schedule                                                18
   Indebtedness Allocation Graphs                                                19
   Interest Rate Hedge Agreements                                                20
   Indebtedness Maturities                                                       21
   Indebtedness Maturities with Extension Options                                22
   Indebtedness Maturity Schedule for 2002                                       23
   Maturing Contractual Obligations                                              24

Portfolio Information
   Capital Expenditures Disclosure                                               25
   Square Feet of Office and Industrial Properties Owned
     and Joint Venture Development Interests                                     26
   Property Summary                                                              27
   Office Lease Expiration Schedule                                              28
   Industrial Lease Expiration Schedule                                          29
   Largest Office Tenants by Gross Revenue                                       30
   Largest Office Tenants by Percentage of Square Footage in Portfolio           31
   Largest Industrial Tenants by Gross Revenue                                   32
   Largest Industrial Tenants by Percentage of Square Footage in Portfolio       33

Investor Relations Information                                                   34

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
2                                 (NYSE: PGE)                            2Q 2002

                       [Logo of Prime Group Realty Trust]

                                Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of August 13, 2002, we owned 15 office properties containing an aggregate of 6.4 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in three office properties totaling 1.3 million rentable square feet including 77 West Wacker Drive, Chicago, IL; Pine Meadows Building E, Libertyville, IL; and Thistle Landing, Phoenix, AZ. The portfolio also includes approximately 202.1 acres of developable land, and the rights to acquire an additional 31.6 acres of developable land. In addition, Dearborn Center, a Class A office tower containing 1.5 million rentable square feet of office space, is in the final stages of construction.

In terms of net rentable square feet, 86.5% of our office properties and all of our industrial properties, are located in metropolitan Chicago. The properties located in metropolitan Chicago accounted for 92.4% of our total rental revenue, and 97.0% of tenant reimbursement revenue for the six months ended June 30, 2002. Our remaining office properties are located in Cleveland, Ohio; and Knoxville, Tennessee.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
3                                  (NYSE: PGE)                           2Q 2002

                       [Logo of Prime Group Realty Trust]

Jacque M. Ducharme
President, Julien J. Studley, Inc.

Stephen J. Nardi
Chairman of the Board, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

Michael W. Reschke
Chairman of the Board and Chief Executive Officer, The Prime Group, Inc.

The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn


Executive Officers
------------------

Stephen J. Nardi
Chairman of the Board of Trustees

Louis G. Conforti
Co-President, Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

Philip A. Hoffer
Executive Vice-President, Real Estate Operations

James F. Hoffman
Executive Vice-President, General Counsel and Secretary

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
4                                  (NYSE: PGE)                           2Q 2002

                       [Logo of Prime Group Realty Trust]

                         Second Quarter 2002 Highlights

Funds from operations for the second quarter of 2002 excluding the non-operating charges and including the financial results for properties sold during the quarter ("Operating FFO"), totaled $0.39 per diluted share, as compared to the $0.36 per diluted share reported in the second quarter of 2001. On a cash basis without straight-line rent, Operating FFO per diluted share for the second quarter was $0.34, as compared to the $0.35 reported in the second quarter of 2001.

We realized a decline in "same-store" property-level net operating income of 4.7% for the 10.1 million square feet of office and industrial properties that were owned during the second quarter of 2001 and 2002. Same-store net operating income increased by 2.0% from the first quarter of 2002 to the second quarter of 2002.

During the quarter, we signed six new leases totaling 13,580 square feet and renewed five leases totaling 12,985 square feet. Lease renewals averaged a 18.0% increase over prior net rents.

During the quarter, we sold nine non-core suburban office properties comprising of 1.4 million square feet.

Stephen J. Nardi was appointed as Chairman of the Board of Trustees of the Company, following the resignations of Michael W Reschke, from his position as Chairman of the Company, and Richard S. Curto from his position as Chief Executive Officer of the Company and Trustee.

In April 2002, the Company reduced its corporate management and certain support staff by 13.0%. The reductions reflect the Company's decision to reduce its development activities and the elimination of non-core business activities, including third party brokerage and tenant construction.

Subsequent to the quarter ending, the Company purchased all of the Series A Cumulative Convertible preferred shares held by Security Capital Preferred Growth ("SCPG") for a redemption price totaling $42.3 million. In addition to the foregoing, SCPG simultaneously loaned the Company $57.3 million in two separate notes.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
5                                 (NYSE: PGE)                            2Q 2002

Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)

                                                                                             Three Months Ended
                                                                                                  June 30
                                                                                              2002         2001
                                                                                            ---------------------
Revenue
Rental                                                                                      $27,874       $26,472
Tenant reimbursements                                                                        14,874        14,721
Other property revenues                                                                       1,834         2,128
Service Company revenues                                                                      1,329         1,957
Interest income and other                                                                       410         1,391
                                                                                            ---------------------
Total revenue                                                                                46,321        46,669

Expenses
Property operations                                                                          12,710        11,938
Real estate taxes                                                                             9,549         9,003
Depreciation and amortization                                                                 9,109         9,275
Interest                                                                                      9,304        11,309
General and administrative                                                                    2,470         2,240
Service Company operations                                                                      874         1,867
Provision for asset impairment                                                                  566            -
Strategic alternative costs                                                                     651           311
Severance costs                                                                               1,979            -
Loss on extinguishments of debt                                                                  -            109
                                                                                            ---------------------
Total expenses                                                                               47,212        46,052
                                                                                            ---------------------
(Loss) income before (loss) gain on sales of real estate, minority
   interests and discontinued operations                                                       (891)          617
(Loss) gain on sales of real estate, net                                                       (988)        1,902
                                                                                            ---------------------
(Loss) income before minority interests and discontinued operations                          (1,879)        2,519
Minority interests                                                                            2,162           221
                                                                                            ---------------------
Income from continuing operations                                                               283         2,740
Discontinued operations, net of minority interests of $906 and $(317)
   in 2002 and 2001, respectively                                                            (1,166)          465
                                                                                            ---------------------
Net (loss) income                                                                              (883)        3,205
Net income allocated to preferred shareholders                                               (3,380)       (3,037)
                                                                                            ---------------------
Net (loss) income available to common shareholders                                          $(4,263)      $   168
                                                                                            =====================
Basic and diluted earnings available to common shares per weighted-average common share:
   Loss before (loss) gain on sales of real estate and discontinued operations              $ (0.17)      $ (0.10)
   (Loss) gain on sales of real estate, net of minority interests                             (0.03)         0.07
   Discontinued operations, net of minority interests                                         (0.07)         0.03
                                                                                            ---------------------
Net loss available per weighted-average common share of beneficial
   interest - basic and diluted                                                             $ (0.27)      $    -
                                                                                            =====================

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
6                                                                        2Q 2002

Consolidated Reconciliation of Net Income to Funds from Operations (FFO) (000's omitted, except per share data)
(Unaudited)


                                                                                    Three Months ended
                                                                                         June 30,
                                                                                      2002       2001
                                                                                   --------------------
Net (loss) income available to common shareholders                                 $  (4,263) $     168
Adjustments to reconcile to Funds from Operations:
   Real estate depreciation and amortization                                           8,194      8,070
   Amortization of costs for leases assumed                                              157        196
   Joint venture adjustments                                                             844        836
   Adjustment for provision for asset impairment                                         566          -
   Adjustment for sale of operating property                                             988     (1,902)
   Discontinued operations                                                             3,555      1,975
   Minority interests                                                                 (2,162)      (221)
                                                                                   --------------------
Funds from Operations, including straight-line rental revenue                          7,879      9,122
   Straight-line rental revenue                                                       (1,236)        58
   Straight-line rental revenue from joint venture                                       (96)      (153)
   Straight-line rental revenue - discontinued operations                                 50        (88)
                                                                                   --------------------
Funds from Operations, excluding straight-line rental revenue                      $   6,597  $   8,939
                                                                                   ====================
FFO per common share of beneficial interest, including straight-line rental revenue:

        Basic                                                                      $    0.29  $    0.34
                                                                                   ====================
        Diluted/(1)/                                                               $    0.29  $    0.34
                                                                                   ====================
FFO per common share of beneficial interest, excluding straight-line rental revenue:

        Basic                                                                      $    0.25  $    0.34
                                                                                   ====================
        Diluted/(1)/                                                               $    0.25  $    0.34
                                                                                   ====================
Weighted average shares of beneficial interest:

        Basic                                                                         26,749     26,416
                                                                                   ====================
        Diluted/(2)/                                                                  26,749     26,433
                                                                                   ====================


(1) The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2002 and 2001.

(2) The weighted average shares of beneficial interest in 2002 and 2001 excludes the 2.0 million Series A Convertible Preferred Shares, as these shares are antidilutive.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

7                                                                        2Q 2002

Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)


                                                                                   Six Months ended
                                                                                       June 30
                                                                                   2002        2001
                                                                                ----------------------
Revenue
Rental                                                                          $   56,097  $   54,900
Tenant reimbursements                                                               29,339      29,708
Other property revenues                                                              3,687       4,108
Service Company revenues                                                             2,760       3,688
Interest income and other                                                            1,247       2,755
                                                                                ----------------------
Total revenue                                                                       93,130      95,159

Expenses
Property operations                                                                 24,425      24,491
Real estate taxes                                                                   19,575      18,117
Depreciation and amortization                                                       17,793      17,638
Interest                                                                            18,847      22,492
General and administrative                                                           4,445       4,641
Service Company operations                                                           2,009       3,655
Provision for asset impairment                                                       5,737       1,500
Strategic alternative costs                                                            913         801
Severance costs                                                                      1,979           -
Loss on extinguishments of debt                                                          -         127
                                                                                ----------------------
Total expenses                                                                      95,723      93,462
                                                                                ----------------------

(Loss) income before (loss) gain on sales of real estate,
  minority interests and interests, discontinued operations
  and cumulative effect of change in accounting principle                           (2,593)      1,697
(Loss) gain on sales of real estate, net                                            (1,521)      2,736
                                                                                ----------------------
(Loss) income before minority interests, discontinued
  operations, and cumulative effect of change in accounting
  principle                                                                         (4,114)      4,433

Minority interests                                                                   5,534         702
                                                                                ----------------------
Income from continuing operations and before
  cumulative effect of change in accounting principle                                1,420       5,135

Discontinued operations, net of minority interests
  of $14,219 and $(651) in 2002 and 2001, respectively                             (20,410)        950
                                                                                ----------------------
(Loss) income before cumulative effect of change in
  accounting principle                                                             (18,990)      6,085
Cumulative effect of change in accounting principle, net
  of minority interests of $218 in 2001                                                  -        (321)
                                                                                ----------------------
Net (loss) income                                                                  (18,990)      5,764
Net income allocated to preferred shareholders                                      (6,579)     (6,073)
                                                                                ----------------------
Net loss available to common shareholders                                       $  (25,569) $     (309)
                                                                                ======================
Basic and diluted earnings available to common shares per
  weighted-average common share:
    Loss before (loss) gain on sales of real estate, discontinued operations operations and cumulative effect of change in accounting principle,
      net of minority interests                                                 $    (0.27) $    (0.16)
   (Loss) gain on sales of real estate, net of minority interests                    (0.06)       0.10
   Discontinued operations, net of minority interests                                (1.30)       0.06
     Cumulative effect of change in accounting principle, net of
       minority interests                                                                -       (0.02)
                                                                                ----------------------
Net loss available per weighted-average common share
  of beneficial interest - basic and diluted                                    $    (1.63) $    (0.02)
                                                                                ======================


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

8                                                                        2Q 2002

Consolidated Reconciliation of Net Income to Funds from Operations (FFO) (000's omitted, except per share data)
(Unaudited)



                                                                                   Six Months ended
                                                                                      June 30,
                                                                                   2002        2001
                                                                                ---------------------
Net loss available to common shareholders                                       $  (25,569) $    (309)
Adjustments to reconcile to Funds from Operations:
     Real estate depreciation and amortization                                      16,002     15,469
     Amortization of costs for leases assumed                                          320        392
     Joint venture adjustments                                                       1,687      1,671

     Adjustment for provision asset impairment                                         566      1,500
     Adjustment for sale of operating property                                       1,313     (2,330)
     Discontinued operations                                                        25,523      3,872
     Minority interests                                                             (5,534)      (703)
     Cumulative effect of change in accounting principle                                 -        321
                                                                                ---------------------
Funds from Operations, including straight-line rental revenue                       14,308     19,883
   Straight-line rental revenue                                                     (2,744)    (2,272)
   Straight-line rental revenue from joint venture                                    (202)      (314)
   Straight-line rental revenue - discontinued operations                               84       (278)
                                                                                ---------------------
Funds from Operations, excluding straight-line rental revenue                   $   11,446  $  17,019
                                                                                =====================
FFO per common share of beneficial interest, including straight-line rental revenue:
        Basic                                                                   $     0.54  $    0.75
                                                                                =====================
        Diluted/(1)/                                                            $     0.54  $    0.75
                                                                                =====================
FFO per common share of beneficial interest, excluding straight-line rental revenue:
        Basic                                                                   $     0.43  $    0.64
                                                                                =====================
        Diluted/(1)/                                                            $     0.43  $    0.64
                                                                                =====================
Weighted average shares of beneficial interest:
        Basic                                                                       26,631     26,409
                                                                                =====================
        Diluted/(2)/                                                                26,631     26,447
                                                                                =====================

/(1)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2002 and 2001.

/(2)/ The weighted average shares of beneficial interest in 2002 and 2001 excludes the 2.0 million Series A Convertible Preferred Shares, as these shares are antidilutive.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

9                                                                        2Q 2002

Consolidated Balance Sheet
(000's omitted, except share data)

                                                                                  June 30     December 31
                                                                                    2002         2001
                                                                                -------------------------
Assets
Real estate, at cost:
  Land                                                                          $  162,142     $  193,380
  Building and improvements                                                        784,628        920,723
  Tenant improvements                                                               70,376         82,285
  Furniture, fixtures, and equipment                                                10,135         10,128
                                                                                -------------------------
                                                                                 1,027,281      1,206,516
  Accumulated depreciation                                                         (96,312)       (97,495)
                                                                                -------------------------
                                                                                   930,969      1,109,021
  Property under development                                                       276,729        224,994
  Property held for sale                                                                 -          7,322
                                                                                -------------------------
                                                                                 1,207,698      1,341,337
Investments in unconsolidated entities                                               1,485         25,214
Cash and cash equivalents                                                           14,079          6,582
Receivables, net of allowance of $1,518 and $992 at June 30, 2002 and December 31, 2001, respectively:
     Tenant                                                                          2,434          4,033
     Deferred rent                                                                  21,714         21,811
     Other                                                                           1,804          3,402
Restricted cash escrows                                                             58,366         75,962
Deferred costs, net                                                                 48,594         42,580
Other                                                                                7,651          6,728
                                                                                -------------------------
Total assets                                                                    $1,363,825     $1,527,649
                                                                                =========================
Liabilities and Shareholders' Equity
Mortgages and notes payable                                                     $  621,089     $  762,349
Bonds payable                                                                       33,900         57,150
Construction financing                                                             165,224        105,637
Accrued interest payable                                                            14,224         10,323
Accrued real estate taxes                                                           35,576         40,251
Accounts payable and accrued expenses                                               25,198         38,479
Construction costs payable, including retention of $5,529 and $7,412 at
  June 30, 2002 and December 31, 2001, respectively                                 16,642         29,254
Liabilities for leases assumed                                                      16,358          9,925
Deficit investment in unconsolidated entity                                          5,718          5,260
Deferred hedge liability                                                             3,472          6,455
Other                                                                               11,084         11,654
                                                                                -------------------------
Total liabilities                                                                  948,485      1,076,737
Minority interests:
  Operating Partnership                                                            110,263        126,806
  Other                                                                              2,000          2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares designated,
  issued and outstanding at June 30, 2002 and December 31, 2001                     40,000         40,000
Shareholders' equity:
  Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
    Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares designated, issued and outstanding at June 30, 2002 and December 31, 2001,
      respectively                                                                      40             40
  Common Shares, $0.01 par value; 100,000,000 shares authorized; 15,691,145 and 15,703,158 shares issued and outstanding at June 30, 2002 and
    December 31, 2001, respectively                                                    157            157
  Additional paid-in capital                                                       329,732        329,390
  Accumulated other comprehensive loss                                              (8,436)       (11,055)
  Distributions in excess of earnings                                              (58,416)       (36,426)
                                                                                -------------------------
Total shareholders' equity                                                         263,077        282,106
                                                                                -------------------------
Total liabilities and shareholders' equity                                      $1,363,825     $1,527,649
                                                                                =========================

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
10                                 (NYSE: PGE)                           2Q 2002

Leasing Activity Analysis/(1)/
June 30, 2002

                              ---------------------------------------------------------------------------------------------------
                               04/01/02 Net 06/30/02 Net      04/01/02       04/01/02      06/30/02          06/30/02   Number of
2nd QTR 2002 NEW LEASING           Rentable     Rentable     Leased SF    Occupied SF     Leased SF       Occupied SF   Move Outs
                              ---------------------------------------------------------------------------------------------------
Downtown Office                   5,535,249    5,535,756     5,277,620      5,238,791     5,253,893         5,253,893           5

Suburban Office                   3,219,032    1,779,985     2,951,313      2,849,109     1,519,792         1,513,955           5
                              ---------------------------------------------------------------------------------------------------
Total Office                      8,754,281    7,315,741     8,228,933      8,087,900     6,773,685         6,767,848          10

Industrial                        3,914,712    3,914,712     3,410,939      3,410,939     3,343,819         3,343,819           2
                              ---------------------------------------------------------------------------------------------------
Total Portfolio                  12,668,993   11,230,453    11,639,872     11,498,839    10,117,504        10,111,667          12
                              ===================================================================================================
                              ---------------------------------------------------------------------------------------------------
Total Development                 1,687,023    1,687,023       961,852              0       961,852                 0           0
                              ===================================================================================================
(Dearborn Center)

                              --------------------------------------------------------------------------------
                                            Number of
2nd QTR 2002 NEW LEASING        SF of Move        New  SF of New   04/01/02    04/01/02   06/30/02    06/30/02
                                      Outs     Leases    Leasing   Leased %  Occupied %   Leased %  Occupied %
                              --------------------------------------------------------------------------------
Downtown Office                     28,613          2      2,544      95.3%       94.6%      94.9%       94.9%

Suburban Office                     86,504          4     11,036      91.7%       88.5%      85.4%       85.1%
                              --------------------------------------------------------------------------------
Total Office                       115,117          6     13,580      94.0%       92.4%      92.6%       92.5%

Industrial                          67,120          0          0      87.1%       87.1%      85.4%       85.4%
                              --------------------------------------------------------------------------------
Total Portfolio                    182,237          6     13,580      91.9%       90.8%      90.1%       90.0%
                              ================================================================================
                              --------------------------------------------------------------------------------
Total Development                        0          0          0      57.0%          0       57.0%          0
                              ================================================================================
(Dearborn Center)

                              ---------------------------------------------------------------------------------------------------
                               01/01/02 Net 06/30/02 Net      01/01/02       01/01/02      06/30/02         06/30/02    Number of
2002 YTD NEW LEASING               Rentable     Rentable     Leased SF    Occupied SF     Leased SF       Occupied SF   Move Outs
                              ---------------------------------------------------------------------------------------------------
Downtown Office                   5,534,694    5,535,756     5,298,078      5,294,799     5,253,893         5,253,893          20

Suburban Office                   3,217,438    1,779,985     2,966,764      2,830,503     1,519,792         1,513,955          24
                              ---------------------------------------------------------------------------------------------------
Total Office                      8,752,132    7,315,741     8,264,842      8,125,302     6,773,685         6,767,848          44

Industrial                        3,914,712    3,914,712     3,256,664      3,198,314     3,343,819         3,343,819           2
                              ---------------------------------------------------------------------------------------------------
Total Portfolio                  12,666,844   11,230,453    11,521,506     11,323,616    10,117,504        10,111,667          46
                              ===================================================================================================
                              ---------------------------------------------------------------------------------------------------
Total Development                 1,687,023    1,687,023       755,706              0       961,852                 0           0
                              ===================================================================================================
(Dearborn Center)

                              --------------------------------------------------------------------------------
                                            Number of
2002 YTD NEW LEASING            SF of Move        New  SF of New   01/01/02    01/01/02   06/30/02    06/30/02
                                      Outs     Leases    Leasing   Leased %  Occupied %   Leased %  Occupied %
                              --------------------------------------------------------------------------------
Downtown Office                    107,738          8     64,144      95.7%       95.7%      94.9%       94.9%

Suburban Office                    154,879         16     56,510      92.2%       88.0%      85.4%       85.1%
                              --------------------------------------------------------------------------------
Total Office                       262,617         24    120,654      94.4%       92.8%      92.6%       92.5%

Industrial                          67,120          1    154,275      83.2%       81.7%      85.4%       85.4%
                              --------------------------------------------------------------------------------
Total Portfolio                    329,737         25    274,929      91.0%       89.4%      90.1%       90.0%
                              ================================================================================
                              --------------------------------------------------------------------------------
Total Development                        0          1    206,146      44.8%          0       57.0%          0
                              ================================================================================
(Dearborn Center)

                            --------------------------------------------------------------------------------------------------------
                                                                                                                          Percentage
                            Number of       SF up for    SF of Leases     Renewal                 Renewal Net Rent       Increase in
2nd QTR RENEWAL LEASING      Renewals    Renewal/(2)/         Renewed  Percentage  Old Net Rent            Average              Rent
                            --------------------------------------------------------------------------------------------------------
Downtown Office                     3          31,799           3,186       10.0%        $ 9.61             $11.97            24.61%

Suburban Office                     2          90,579           4,075        4.5%        $11.09             $12.60            13.59%
                            --------------------------------------------------------------------------------------------------------
Total Office                        5         122,378           7,261        5.9%        $10.44             $12.32            18.04%

Industrial                          0          67,120               0        0.0%        $ 0.00             $ 0.00             0.00%
                            --------------------------------------------------------------------------------------------------------
Total Portfolio                     5         189,498           7,261        3.8%        $10.44             $12.32            18.04%
                            ========================================================================================================

                            --------------------------------------------------------------------------------------------------------
                                                                                                                          Percentage
                            Number of       SF up for    SF of Leases     Renewal                 Renewal Net Rent       Increase in
2002 YTD RENEWAL LEASING     Renewals    Renewal/(2)/         Renewed  Percentage  Old Net Rent            Average              Rent
                            --------------------------------------------------------------------------------------------------------
Downtown Office                    12         122,759          37,257       30.3%        $20.97             $22.17             5.70%
Suburban Office                     7         169,549          37,148       21.9%        $14.41             $15.30             6.19%
                            --------------------------------------------------------------------------------------------------------
Total Office                       19         292,308          74,405       25.5%        $17.69             $18.74             5.90%

Industrial                          0          67,120               0        0.0%        $ 0.00             $ 0.00             0.00%
                            --------------------------------------------------------------------------------------------------------
Total Portfolio                    19         359,428          74,405       20.7%        $17.69             $18.74             5.90%
                            ========================================================================================================

/(1)/ Excludes nine office properties sold to Blackstone Real Estate Advisors,
      L.P.
/(2)/ SF up for Renewal column excludes bankrupt tenants.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

11                                                                       2Q 2002

Same Store Analysis
June 30, 2001 vs. June 30, 2002

                            Building Size (SF)     SF Leased       % Leased      Building Size (SF)     SF Leased        % Leased
                              June 30, 2001      June 30, 2001   June 30, 2001     June 30, 2002      June 30, 2002    June 30, 2002
                            --------------------------------------------------------------------------------------------------------
Industrial Property
Enterprise Center II              169,435             28,978          17.1%            169,435            28,978            17.1%
Enterprise Center III             291,550            291,550         100.0%            291,550           154,275            52.9%
Enterprise Center IV               87,484             85,800          98.1%             87,484            85,800            98.1%
Enterprise Center EC               54,070             54,070         100.0%             54,070            54,070           100.0%
Enterprise Center V               196,475            196,475         100.0%            196,475           196,475           100.0%
Enterprise Center VI              250,266            248,255          99.2%            250,266           248,255            99.2%
HEC                                76,821             71,203          92.7%             76,821            71,203            92.7%
Enterprise Center VII             462,670            462,670         100.0%            462,670           462,670           100.0%
Enterprise Center VIII            242,199            242,199         100.0%            242,199            81,859            33.8%
Enterprise Center IX              162,682            162,682         100.0%            162,682           107,469            66.1%
Enterprise Center X               172,775            169,659          98.2%            172,775           169,659            98.2%
Arlington I-III                   304,506            304,506         100.0%            304,506           304,506           100.0%
342 Carol                          67,935             67,935         100.0%             67,935            67,935           100.0%
343 Carol                          30,084             30,084         100.0%             30,084            30,084           100.0%
370 Carol                          60,290             60,290         100.0%             60,290            60,290           100.0%
388 Carol                          40,502             40,502         100.0%             40,502            40,502           100.0%
200 Fullerton                      66,254             66,254         100.0%             66,254            66,254           100.0%
350 Randy                          25,200             18,900          75.0%             25,200            25,200           100.0%
550 Kehoe                          44,575             44,575         100.0%             44,575            44,575           100.0%
4160 Madison                       79,532             79,532         100.0%             79,532            79,532           100.0%
4211 Madison                       90,344             90,344         100.0%             90,344            90,344           100.0%
4300 Madison                      127,129            115,257          90.7%            127,129           103,350            81.3%
1051 Kirk Road                    120,004            120,004         100.0%            120,004           120,004           100.0%
1401 S. Jefferson                  17,265             17,265         100.0%             17,265            17,265           100.0%
11039 Gage                         21,935             21,935         100.0%             21,935            21,935           100.0%
11045 Gage                        136,600            136,600         100.0%            136,600           136,600           100.0%
555 Kirk                           62,400             62,400         100.0%             62,400            62,400           100.0%
1541 Abbott                        43,930             43,930         100.0%             43,930            43,930           100.0%
1455 Sequoia Drive                257,600            161,000          62.5%            257,600           216,200            83.9%
                                ---------          ---------         -----           ---------         ---------           -----
Industrial Property Totals      3,762,512          3,494,854          92.9%          3,762,512         3,191,619            84.8%
                                ---------          ---------         -----           ---------         ---------           -----
Downtown Office
33 W. Monroe                      847,854            791,428          93.3%            846,759           768,429            90.7%
77 West Wacker                    944,556            944,556         100.0%            944,556           920,301            97.4%
208 S. LaSalle                    860,495            829,575          96.4%            861,956           791,080            91.8%
180 N. LaSalle                    758,107            696,089          91.8%            758,478           687,418            90.6%
IBM                             1,354,973          1,287,676          95.0%          1,356,826         1,319,664            97.3%
National City Center              767,181            766,965         100.0%            767,181           767,001           100.0%
                                ---------          ---------         -----           ---------         ---------           -----
Downtown Office Total           5,533,166          5,316,289          96.1%          5,535,756         5,253,893            94.9%
                                ---------          ---------         -----           ---------         ---------           -----
Suburban Office
7100 Madison                       50,157             50,157         100.0%             50,157            50,157           100.0%
Atrium Building                    65,362             58,154          89.0%             65,361            60,056            91.9%
Brush Hill                        109,858            109,858         100.0%            109,877           109,877           100.0%
Center Square I                    93,711             69,448          74.1%             93,711            72,138            77.0%
Continental Towers                923,992            881,390          95.4%            925,091           715,365            77.3%
Enterprise Center II               62,580             54,270          86.7%             62,619            54,270            86.7%
Jorie Boulevard                   191,666            191,666         100.0%            191,666           191,666           100.0%
Narco River                        65,395             51,776          79.2%             65,386            52,065            79.6%
Narco Tower                        50,400             50,400         100.0%             50,400            50,400           100.0%
Olympian Office Center            169,897            166,122          97.8%            165,717           163,798            98.8%
                                ---------          ---------         -----           ---------         ---------           -----
Suburban Office Total           1,783,018          1,683,241          94.4%          1,779,985         1,519,792            85.4%
                                ---------          ---------         -----           ---------         ---------           -----

Office Properties Totals        7,316,184          6,999,530          95.7%          7,315,741         6,773,685            92.6%
                                ---------          ---------         -----           ---------         ---------           -----

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)


12                                                                       2Q 2002

Development Project Status
June 30, 2002

                                                    Estimated        Net Rentable
Development Projects:        Location              Project Cost      Square Feet      Leasing and Construction Status
-----------------------------------------------------------------------------------------------------------------------------------
CBD Office:
Dearborn Center              Chicago, IL          $ 355,000,000       1,515,298       Leased 617,967 SF to Bank One Corporation
                                                                                      Leased 104,049 SF to Holland & Knight
                                                                                      Leased 206,146 SF to Citadel Investment Group
                                                                                      Final Stages of Completion


Joint Venture Development:
Pine Meadows Building E      Libertyville, IL     $  13,300,000          90,844       Base building completed












                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)


13                                                                       2Q 2002

Indebtedness Activity
Six months ended June 30, 2002

Beginning Indebtedness Balance            $ 925,135,903
  (January 1, 2002)

Indebtedness Retirement (First Quarter):

                                           Amount
Property/Indebtedness Type                 Retired       Institution
-----------------------------------------  ------------  ---------------------------
Aurora Land Loan                           $ (5,000,000) Friedman, Billings & Ramsey
Monroe Street/Wacker Drive Loan             (16,500,000) HT-HQ Office, L.L.C.
Enterprise VII - X Letters of Credit        (23,250,000) Chicago Industrial
                                                          Development Revenue Bonds
Principal Amortization                       (2,014,232) Various
                                           -------------
  Total                                    $(46,764,232)
                                           =============


New Indebtedness (First Quarter):

                                           Current                                                          Interest  Loan
Property/Indebtedness Type                 Amount        Institution                  Classification        Rate      Maturity
-----------------------------------------  ------------  ---------------------------  --------------------  --------  ---------
Dearborn Center/Additional Mezzanine Loan
 Proceeds                                  $    862,748  Deutsche Bank                Fixed Rate              23.00%   1/5/2004
Dearborn Center/Additional Construction
 Proceeds                                    34,697,573  HypoVereinsbank              Hedged Variable Rate     5.11%   1/5/2004
1455 Sequoia Drive/Additional
 Construction Proceeds                          321,374  LaSalle Bank                 Variable Rate            4.14%  5/31/2002
                                           ------------
  Total                                    $ 35,881,695
                                           ============

Ending Indebtedness Balance
 (March 31, 2002)                          $914,253,366

Indebtedness Retirement (Second Quarter):

                                           Amount
Property/Indebtedness Type                 Retired       Institution
-----------------------------------------  ------------  ---------------------------
Commerce Point                            $ (18,877,920) Capital Company of America
Citibank Building                            (8,323,874) Capital Company of America
2100 Swift Drive                             (4,937,088) Capital Company of America
6400 Shafer Court                           (13,604,886) Capital Company of America
Two Century Center                          (19,587,112) Capital Company of America
Oakbrook Business Center                    (11,465,626) Capital Company of America
Aurora Land Loan                             (3,000,000) Friedman, Billings & Ramsey
Pine Meadows Three-Story                    (11,415,660) LaSalle Bank
Pine Meadows Single-Story                   (10,500,000) Corus Bank
Enterprise Office I                          (7,472,484) LaSalle Bank
Salt Creek and Sun Annex                     (7,278,522) LaSalle Bank
Principal Amortization                       (1,652,986) Various
                                          -------------
  Total                                   $(118,116,158)
                                          =============

New Indebtedness (Second Quarter):
                                           Current                                                          Interest  Loan
Property/Indebtedness Type                 Amount        Institution                  Classification        Rate      Maturity
-----------------------------------------  ------------  ---------------------------  --------------------  --------  ---------
Dearborn Center/Additional Mezzanine Loan
 Proceeds                                  $    895,466  Deutsche Bank                Fixed Rate              23.00%   1/5/2004
Dearborn Center/Additional Construction
 Proceeds                                    23,131,468  HypoVereinsbank              Hedged Variable Rate     5.12%   1/5/2004
1455 Sequoia Drive/Additional
 Construction Proceeds                           49,196  LaSalle Bank                 Variable Rate            4.09%  5/31/2003
                                           ------------
  Total                                    $ 24,076,130
                                           ------------
Ending Indebtedness Balance (June 30,
 2002)                                     $820,213,338
                                           ============

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)


14                                                                       2Q 2002

Capital Events
Three Months Ended June 30, 2002

                                                                           Net
                                                                        Rentable    Acquisition                    Date
                                                                         Square     Cost / Sales    Mortgage     Acquired /
Property                              Location                            Feet         Price          Debt         Sold
----------------------------------------------------------------------------------------------------------------------------
Dispositions

     Suburban Office:
     ----------------
     Commerce Point                   Arlington Heights, IL              236,771
     Citibank Building                Schaumburg, IL                     106,003
     2100 Swift Drive                 Oak Brook, IL                       58,000
     6400 Shafer Court                Rosemont, IL                       166,749
     Two Century Center               Schaumburg, IL                     219,842
     Oakbrook Business Center         Oak Brook, IL                      200,865
     Pine Meadows Corporate Center    Libertyville, IL                   203,611
     Enterprise Office I              Westchester, IL                    129,655
     Salt Creek                       Schaumburg, IL                     100,669
     Sun Annex                        Schaumburg, IL                      25,294
                                                                      ----------
                                                                       1,447,459    $131,156,000   $113,085,000      June


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

15                                                                       2Q 2002

Market Capitalization
June 30, 2002


Common Equity
-------------
Common Shares Outstanding                     15,691,145
Operating Partnership Units(1)                11,057,485
                                            ------------
Total Shares and Units                        26,748,630
PGE Share Price(2)                          $       6.51
                                            ------------
Common Equity Market Capitalization         $174,133,581
                                            ============

                                                              Cumulative
Preferred Stock                                                Dividend
---------------                                              -------------
Series A Convertible Preferred(3)             40,000,000         11.00%
Series B Cumulative Redeemable Preferred(4)  100,000,000          9.00%
                                            ------------
Total Preferred                              140,000,000
                                            ------------
Total Equity Market Capitalization          $314,133,581
                                            ============

                                              Principal       Weighted Average                 Weighted Average Maturity
Indebtedness                                 Outstanding      Interest Rate(5)    With Extension Options   Without Extension Options
------------                                ------------      ----------------    ----------------------   -------------------------
Secured                                     $820,213,338           7.70%                 4.80(6)                   4.06(6)
                                            ------------
Total                                       $820,213,338
                                            ============

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness Allocation
-----------------------
Fixed Rate                                  $232,898,119           8.08%                 7.95                      7.95
Hedged Variable Rate                         312,700,000           6.54%                 2.77                      1.36
Non-Hedged Variable Rate                      75,490,941           4.95%                 3.47                      3.47
Mezzanine Construction                        58,998,030          23.00%                 2.52                      1.52
Senior Construction                          106,226,248           5.13%                 2.52                      1.52
Low-Floater Industrial Development
  Revenue Bonds (IDRBs)                       33,900,000           3.25%                 6.61                      3.41
                                            ------------
Total                                       $820,213,338
                                            ============

                         Indebtedness Allocation

                         [Graphic Appears Here]

(1) Convertible one-for-one into common shares
(2) Price as of June 28, 2002
(3) Has been retired subsequent to quarter end with the issuance of two notes
(4) Redeemable, at the Company's option, at $25.00 per share beginning
    June 5, 2003
(5) Based on interest rates as of June 30, 2002
(6) Excluding construction financing


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            2Q 2002

Indebtedness Schedule


June 30, 2002                                                                        Original
                                                                                       Loan          Interest     Loan     Maturity
Lender                                   Portfolio or Property                        Amount           Rate     Term (yrs)   Date
------                                   ---------------------                        ------           ----     ----------   ----
Fixed Rate Indebtedness:
CIGNA                                    Continental Towers (1701 Golf Road)         75,000,000        7.22%        7.0    5/15/2005
Capital Company of America               Commerce Point (3800 North Wilke Rd)        20,000,000        7.07%       10.0    3/11/2008
CIBC Oppenheimer                         Nardi Industrial                            16,511,000        7.17%       10.0     5/1/2008
Midland Loan Services                    Nardi Industrial                            15,556,000        7.17%       10.0     5/1/2008
Midland Realty Funding                   Nardi Industrial                            14,933,000        7.17%       10.0     5/1/2008
Capital Company of America               Citibank Building (1699 E. Woodfield Rd)     8,775,000        7.18%       10.0    5/11/2008
Deutsche Banc Alex. Brown/(1)/           IBM Plaza (330 North Wabash Ave)            30,000,000       11.75%        3.0    2/23/2003
Greenwich Capital                        7100 Madison                                 3,908,000        8.44%       10.0     5/1/2010
Capital Company of America               2100 Swift Drive                             5,200,000        7.19%       10.0    5/11/2008
Capital Company of America               6400 Shafer Court                           14,350,000        7.09%       10.0    6/11/2008
LaSalle Bank, N.A.                       Jorie Plaza (800 Jorie Boulevard)           22,800,000        8.33%       10.0    12/1/2010
Capital Company of America               Two Century Center (1700 East Golf Rd)      20,500,000        7.37%       10.0   11/11/2008
Capital Company of America               Oakbrook Business Center                    12,000,000        7.37%       10.0   11/11/2008
                                          (2000 York Road)
CIBC Oppenheimer                         Narco River Business Center                  2,800,000        8.68%       10.0    12/1/2009
                                          (1600 167th Street)
Deutsche Banc Mortgage Capital           Brush Hill Office Courte                     8,200,000        8.76%       10.0     1/1/2010
                                          (740 Pasquilleni Drive)
Capital Company of America               208 South LaSalle Street                    45,800,000        7.79%       15.0    4/11/2013
Deutsche Banc Alex. Brown                Enterprise Office II (2305 Enterprise Dr.)   6,000,000        7.63%       10.0     3/1/2011
LaSalle Bank, N.A.                       Pine Meadows Three-Story Office             11,500,000        7.63%       10.0    4/11/2011
LaSalle Bank, N.A./(2)/                  555 Kirk Road and 1543 Abbott Drive          2,500,000        8.04%        5.0    4/18/2001

HT-HG Office LLC                         Monroe/Wacker JV Interest                   16,500,000       12.00%        1.0    1/18/2002
Friedman, Billings, & Ramsey             1455 Sequoia Drive LLC                      12,000,000       16.00%        0.3    9/30/2001

Total Fixed Rate Indebtedness

Hedged Variable Rate Indebtedness:
DGZ Deka Bank/(3)/                       33 West Monroe Street                       67,000,000        3.38%        5.0   11/15/2005
Greenwich Capital                        180 North LaSalle Street                    60,000,000        5.63%        3.0    1/15/2004
Fleet National Bank                      33 West Monroe Street                       12,500,000        6.34%        3.0   11/15/2003
Fleet National Bank                      National City Center, Jorie Plaza,          20,000,000        8.85%        3.0    6/30/2003
                                          and 208 South LaSalle Street
Westdeutsche ImmobilienBank              IBM Plaza (330 North Wabash Ave)           160,000,000        8.00%        3.0   12/31/2002

Total Hedged Variable Rate Indebtedness

Variable Rate Indebtedness:
Corus Bank                               National City Center                        67,000,000        4.97%        5.0    4/30/2006
Corus Bank                               Pine Meadows Single-Story Office            10,500,000        8.12%        1.1     4/1/2002
Corus Bank                               200 South Mitchell Court                     4,235,000        5.75%        2.0     9/1/2003
LaSalle Bank, N.A.                       1455 Sequoia Drive                           6,000,000        3.84%        2.0    5/31/2003
LaSalle Bank, N.A./(2)/                  Enterprise Office I                          7,645,152        8.12%        1.0    5/17/2001
LaSalle Bank, N.A./(2)/                  Salt Creek and Sun Annex                     7,410,000        8.16%        1.0    6/30/2001
TN Industrial Development Revenue Bonds  Tennessee Portfolio                          9,000,000        3.90%        3.0    12/1/2014
Chicago Industrial Development           Enterprise VII - Enterprise X               23,250,000        3.86%        4.0     6/1/2022
  Revenue Bonds
IN Industrial Development Revenue Bonds  Enterprise I - Enterprise VI                24,900,000        3.86%        4.0     6/1/2022

Total Variable Rate Indebtedness

Construction Indebtedness
Deutsche Banc Alex. Brown/(1)/           Dearborn Center Mezzanine Loan              65,000,000       23.00%        3.0     1/5/2004
HypoVereinsbank/(1)/                     Dearborn Center Construction Loan          220,000,000        5.13%        3.0     1/5/2004



Total Indebtedness

Non-Consolidated Indebtedness

Westdeutsche ImmobilienBank/(5)/         77 West Wacker Drive                       170,000,000        6.87%        5.0    9/24/2004
Corus Bank/(6)/                          Pine Meadows Building E                      9,300,000        4.34%        1.5    8/16/2002
Wells Fargo Bank/(7)/                    Plumcor Thistle Landing                     28,000,000        4.59%        3.0    6/15/2005



June 30, 2002                                       Annualized
                                                      Debt
Lender                                               Service     June 30, 2002   June 30, 2001
------                                               -------     -------------   -------------
Fixed Rate Indebtedness:
CIGNA                                             $ 6,487,877      $69,922,492      71,307,216
Capital Company of America                            N/A                  -        19,116,897
CIBC Oppenheimer                                    1,341,000       15,851,657      16,032,892
Midland Loan Services                               1,263,400       14,934,793      15,105,545
Midland Realty Funding                              1,213,780       14,336,672      14,500,586
Capital Company of America                            N/A                  -         8,423,782
Deutsche Banc Alex. Brown/(1)/                      4,504,000       28,300,000      30,000,000
Greenwich Capital                                     369,266        3,853,752       3,881,260
Capital Company of America                            N/A                  -         4,995,239
Capital Company of America                            N/A                  -        13,772,416
LaSalle Bank, N.A.                                  2,071,000       22,565,801      22,723,398
Capital Company of America                            N/A                  -        19,814,914
Capital Company of America                            N/A                  -        11,598,974

CIBC Oppenheimer                                      274,644        2,721,837       2,755,308

Deutsche Banc Mortgage Capital                        774,816        8,075,009       8,129,900

Capital Company of America                          3,986,250       43,990,704      44,483,161
Deutsche Banc Alex. Brown                             509,611        5,941,218       5,989,445
LaSalle Bank, N.A.                                    N/A                  -        11,485,734
LaSalle Bank, N.A./(2)/                               213,484        2,404,185       2,437,250

HT-HG Office LLC                                      N/A                  -        16,500,000
Friedman, Billings, & Ramsey                          N/A                  -        12,000,000
                                                                 -----------------------------
Total Fixed Rate Indebtedness                                      232,898,120     355,053,917

Hedged Variable Rate Indebtedness:
DGZ Deka Bank/(3)/                                  2,438,800       67,000,000      67,000,000
Greenwich Capital                                   3,488,300       60,000,000      60,000,000
Fleet National Bank                                   821,500       12,500,000      12,500,000
Fleet National Bank                                 2,022,200       20,000,000      20,000,000

Westdeutsche ImmobilienBank                        15,592,000      153,200,000     156,400,000
                                                                 -----------------------------
Total Hedged Variable Rate Indebtedness                            312,700,000     315,900,000

Variable Rate Indebtedness:
Corus Bank                                          4,649,300       65,691,973      66,927,842
Corus Bank                                            N/A                  -        10,500,000
Corus Bank                                                           4,166,996             -
LaSalle Bank, N.A.                                    211,100        5,631,972       4,867,555
LaSalle Bank, N.A./(2)/                               N/A                  -         7,556,349
LaSalle Bank, N.A./(2)/                               N/A                  -         7,341,959
TN Industrial Development Revenue Bonds               450,000        9,000,000       9,000,000
Chicago Industrial Development                        N/A                  -        23,250,000
  Revenue Bonds
IN Industrial Development Revenue Bonds             1,612,500       24,900,000      24,900,000
                                                                 -----------------------------
Total Variable Rate Indebtedness                                   109,390,941     154,343,705

Construction Indebtedness
Deutsche Banc Alex. Brown/(1)/                      3,500,000       58,998,029      52,417,886
HypoVereinsbank/(1)/                                               106,226,248             -
                                                                 -----------------------------
                                                                   165,224,277      52,417,886

Total Indebtedness                                                $820,213,338    $877,715,508

Non-Consolidated Indebtedness

Westdeutsche ImmobilienBank/(5)/                   15,754,000     $162,000,000     166,000,000
Corus Bank/(6)/                                       N/A         $  5,031,459           1,079
Wells Fargo Bank/(7)/                                 N/A              N/A             N/A


 *N/A - Not applicable as debt is no longer outstanding
/(1)/ One one-year extension option
/(2)/ Converts to a fixed rate ten-year maturity at PGE's option /(3)/ One two-year extension option
/(4)/ PGE owns a 50.0% joint venture interest in this property /(5)/ PGE owns a 10.0% joint venture interest in this property /(6)/ PGE owns a 23.1% joint venture interest in this property


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

17                                                                       2Q 2002

Prime Group Realty Trust
Recourse Indebtedness Schedule
As of June 30, 2002

                                                                             Current
                                                                               Loan           Recourse             Type of
Lender                                    Property/Loan                       Amount           Amount             Financing
------                                    -------------                      --------         --------            ---------
LaSalle Bank, N.A.                 IDRB Letters of Credit                 $ 25,241,101      $ 25,241,101     Letter of Credit
Fleet National Bank                Center Square I Letter of Credit          9,215,754         9,215,754     Letter of Credit
CIGNA Investments, Inc.            Continental Towers                       69,922,492         3,033,563     Office Permanent
Corus Bank                         Pine Meadows Bldg E                       5,031,459         5,031,459     Office Construction
Corus Bank                         National City Center                     65,691,974        13,400,000     Office Permanent
Corus Bank                         200 South Mitchell Court                  4,166,996         4,166,996     Office Permanent
LaSalle National Bank              555 Kirk Road/1543 Abbott Drive           2,404,185           625,000     Industrial Permanent
LaSalle National Bank              1455 Sequoia Drive                        5,631,972         5,631,972     Industrial Construction
BT RE Investment Mezz Fund         IBM Plaza                                28,300,000         2,500,000     Mezzanine
Westdeutsche Immobilien Bank       77 West Wacker Drive                    162,000,000         3,750,000     Office Permanent
DGZ DekaBank                       33 West Monroe Street                    67,000,000         3,000,000     Office Permanent
Fleet National Bank                33 West Monroe Street                    12,500,000        12,500,000     Mezzanine
Fleet National Bank                National City Center,
                                      208 South LaSalle Street,
                                      Jorie Plaza                           20,000,000        20,000,000     Mezzanine
                                                                          ------------------------------
  Total without Dearborn Center                                           $477,105,933      $108,095,845
                                                                          ------------------------------

Bayerische Hypo-             Dearborn Center                               106,226,248        60,000,000     Office Construction
  Und Vereinsbank AG
                                                                          ------------------------------
 Total with Dearborn Center                                               $583,332,181      $168,095,845
                                                                          ------------------------------

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

18                                                                       2Q 2002

Indebtedness Allocation as of June 30, 2002







                             [Graphic Appears Here]











                             [Graphic Appears Here]
















                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)                           2Q 2002

Interest Rate Hedge Agreements
June 30, 2002

                                Type of              Notional      Floating    Financial                                   Maturity
Counterparty                      Hedge     Strike    Amount         Index     Institution                                   Date
------------------------------------------------------------------------------------------------------------------------------------
33 West Monroe Street, LLC          Cap     6.50%   $ 67,000,000  1 MO LIBOR   Fleet National Bank                         01/31/03

33 West Monroe Street, LLC          Cap     8.35%-  $ 12,500,000  1 MO LIBOR   Fleet National Bank                         11/15/03
                                            9.00%

330 North Wabash Avenue            Swap     6.30%   $153,200,000  1 MO LIBOR   Morgan Guaranty Trust Company of New York   12/10/02

330 North Wabash Avenue            Swap     6.30%   $  2,000,000  1 MO LIBOR   Morgan Guaranty Trust Company of New York   12/10/02

180 North LaSalle Street, LLC       Cap     7.25%   $ 60,000,000  1 MO LIBOR   SBCM Derivative Products Ltd.               01/15/04

Prime Group Realty, LP              Cap     7.50%   $ 20,000,000  1 MO LIBOR   Fleet National Bank                         06/30/03

Dearborn Center, LLC                Cap     4.25%-  $ 81,000,000- 1 MO LIBOR   HVB Risk Management Products, Inc.          01/05/04
                                            7.40%    230,000,000

Non-Consolidated Hedge Agreements

77 West Wacker Drive, LLC        Collar     7.75%   $157,500,000  1 MO LIBOR   Morgan Guaranty Trust Company of New York    9/30/04

77 West Wacker Drive, LLC        Collar     7.75%   $170,000,000  1 MO LIBOR   Allied Irish Bank PLC, New York              9/30/02

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
20                                (NYSE: PGE)                            2Q 2002

Indebtedness Maturities and Scheduled Amortization Payments
June 30, 2002

                                                                                     Cumulative
               Scheduled                            Total           Percentage       Percentage
              Amortization      Scheduled         Scheduled          of Debt          of Debt
Year            Payments        Maturities        Maturities         Maturing         Maturing
-----         ------------     ------------      ------------       ----------       -----------
2002           $ 3,326,084     $162,200,000      $165,526,084          20.2%            20.2%
2003            10,048,950       63,364,543        73,413,493           9.0%            29.2%
2004             4,461,622      225,224,278       229,685,900          28.0%            57.2%
2005             4,812,231       69,299,999        74,112,230           9.0%            66.2%
2006             4,106,989       61,265,769        65,372,758           8.0%            74.2%
2007             3,961,217       24,900,000        28,861,217           3.5%            77.7%
2008+            7,081,509      176,160,147       183,241,656          22.3%           100.0%
-----          -----------     ------------      ------------         -----
TOTAL          $37,798,602     $782,414,736      $820,213,338         100.0%
               ===========     ============      ============         =====

                      Percentage of Indebtedness Maturing

                              [Graphic Appears Here]



                 Cumulative Percentage of Indebtedness Maturing

                             [Graphic Appears Here]







                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
21                                                                       2Q 2002

Indebtedness Maturities with Extension Options and Amortization Payments June 30, 2002

                                                                                     Cumulative
               Scheduled                            Total           Percentage       Percentage
              Amortization      Scheduled         Scheduled          of Debt          of Debt
Year            Payments        Maturities        Maturities         Maturing         Maturing
-----         ------------     ------------      ------------       ----------       -----------
2002           $ 6,526,084     $          -      $  6,526,084           0.8%             0.8%
2003            13,248,950       63,364,543        76,613,493           9.3%            10.1%
2004             4,461,622      206,800,000       211,261,622          25.8%            35.9%
2005             4,812,231      167,524,277       172,336,508          21.0%            56.9%
2006             4,106,988       61,265,769        65,372,757           8.0%            64.9%
2007             3,961,217       91,900,000        95,861,217          11.7%            76.6%
2008+           16,081,510      176,160,147       192,241,657          23.4%           100.0%
-----          -----------     ------------      ------------         -----
TOTAL          $53,198,602     $767,014,736      $820,213,338         100.0%
               ===========     ============      ============         =====

           Percentage of Indebtedness Maturing with Extension Options


                             [Graphic Appears Here]



     Cumulative Percentage of Indebtedness Maturing with Extension Options


                             [Graphic Appears Here]






                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
22                                                                       2Q 2002

Indebtedness Maturity Schedule for 2002
As of June 30, 2002

                                                                                                         2002
                                                                                          Current        Debt        Maturity with
Type                   Lender                             Portfolio/Property              Amount       Maturity    extension options
------------------------------------------------------------------------------------------------------------------------------------
Variable               Westdeutsche Immobilien Bank       IBM Plaza                    $153,200,000   12/13/2002      12/13/2004

Variable               TN Industrial Development          Center Square I                 9,000,000    11/9/2002       12/1/2014
                                                                                       ------------
                       Revenue Bonds                                                   $162,200,000
                                                                                       ============

                                                                                                         2003
                                                                                          Current        Debt        Maturity with
Type                   Lender                             Portfolio/Property              Amount       Maturity    extension options
------------------------------------------------------------------------------------------------------------------------------------
Fixed                  Deutsche Banc Alex. Brown          IBM Plaza                    $ 28,300,000    2/23/2003       2/23/2003

Hedged Variable        Fleet National Bank                33 West Monroe Street          12,500,000   11/15/2003      11/15/2003

Hedged Variable        Fleet National Bank                National City Center,          20,000,000    6/30/2003       6/30/2003
                                                          Jorie Plaza, 208 South
                                                          LaSalle Street

Variable               Corus Bank                         200 South Mitchell Court        4,166,996     9/1/2003        9/1/2003

Variable               LaSalle Bank                       1455 Sequoia Drive              5,631,972    5/31/2003       5/31/2003
                                                                                       ------------
                                                                                       $ 70,598,968
                                                                                       ============

                                                                                                         2004
                                                                                          Current        Debt        Maturity with
Type                   Lender                             Portfolio/Property              Amount       Maturity    extension options
------------------------------------------------------------------------------------------------------------------------------------
Hedged Variable        Greenwich Capital                  180 North LaSalle Street     $ 60,000,000    1/15/2004       1/15/2004

Fixed                  Deutsche Bank Mortgage Capital     Dearborn Center                58,998,030     1/5/2004        1/5/2005

Hedged Variable        HypoVereinsbank                    Dearborn Center               106,226,248     1/5/2004        1/5/2005

Hedged Variable        Westdeutsche Immobilien Bank       77 West Wacker Drive/(1)/     162,000,000    9/29/2004       9/29/2005
                                                                                       ------------
                                                                                       $387,224,278
                                                                                       ============


/(1)/Prime Group Realty Trust has a 50.0% joint venture interest in this property

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

23                                                                       2Q 2002

Maturing Contractual Obligations
June 30, 2002

                                                     Less
                                                     Than             1-3            4-5             After
Contractual Obligations                            One Year          Years          Years         Five Years        Total
-----------------------                            --------         -------        -------        ----------        -----
Mortgages, Notes and Bonds Payable:
   IBM Plaza/(1)/                               $153,200,000             -               -               -      $153,200,000
   TN Industrial Development Revenue
   Bonds                                           9,000,000             -               -               -         9,000,000
   Bonds payable                                         -               -               -      $ 24,900,000      24,900,000
   Scheduled maturities                                  -      $123,364,543    $130,565,768     176,160,148     430,090,459
   Principal amortization                          3,326,084      14,510,572       8,919,220      11,042,727      37,798,603
                                                ------------    ------------    ------------    ------------    ------------
Total                                           $165,526,084    $137,875,115    $139,484,988    $212,102,875    $654,989,062

Construction Financing                                   -      $165,224,278             -               -      $165,224,278

Contractual Lease Obligations:
   Capital lease obligations                    $    130,889    $    569,218             -               -      $    700,107
   Operating leases                                1,762,338       5,216,913    $  4,372,854    $  5,422,458      16,774,563
   Tenant improvement allowances                   5,378,281             -               -               -         5,378,281
   Liabilities for leases assumed and lease
   reimbursement obligations                       7,615,556      21,918,818      20,399,305      48,992,493      98,926,172
                                                ------------    ------------    ------------    ------------    ------------
Total contractual lease obligations             $ 14,887,064    $ 27,704,949    $ 24,772,159    $ 54,414,951    $121,779,123
                                                ------------    ------------    ------------    ------------    ------------
Total cash contractual obligations              $180,413,148    $330,804,342    $164,257,147    $266,517,826    $941,992,463
                                                ============    ============    ============    ============    ============


                                                     Less
                                                     Than             1-3            4-5             After
Other Commercial Commitments                       One Year          Years          Years         Five Years        Total
----------------------------                       --------         -------        -------        ----------        -----
   Standby letters of credit                    $ 10,317,000    $      7,000    $ 25,241,000    $        -      $ 35,565,000
   Guarantees                                      8,503,000      91,548,000      14,025,000       3,034,000     117,110,000
   Tax indemnifications                              /(2)/          /(2)/           /(2)/            /(2)/          /(2)/
   Series A preferred shares                       3,000,000       6,000,000       6,000,000         /(3)/        15,000,000
   Series B preferred shares                       9,000,000      18,000,000      18,000,000         /(4)/        45,000,000
                                                ------------    ------------    ------------    ------------    ------------
Total commercial commitments                    $ 30,820,000    $115,555,000    $ 63,266,000    $  3,034,000    $212,675,000
                                                ============    ============    ============    ============    ============


/(1)/Currently meets a 1.64 debt service coverage ratio which satisfies the 1.40 threshold to extend the loan.

/(2)/We estimate our maximum possible exposure on tax indemnifications to be $73,778,000 as if all indemnity properties had been sold as of June 30, 2002. The amount of certain indemnities decreases by 10.0% each calendar year.

/(3)/Dividends were cumulative and payable at a 7.5% annual rate each quarter that the Series A preferred shares remained outstanding. On July 16, 2002, our Operating Partnership purchased all of the Series A Shares for a total purchase price of $42,280,000 (which represents the $40,000,000 liquidation preference of the Series A Shares plus accrued distributions for the first and second quarters of 2002, including the accrued deferred payment amount, to the date of purchase). In addition to the foregoing, Security Capital Preferred Growth simultaneously loaned our Operating Partnership an additional $15,000,000.

/(4)/Dividends are cumulative and payable at a 9.0% annual rate each quarter that the Series B preferred shares remain outstanding. The Series B preferred shares rank senior to the common shares as to the payment of dividends.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
24                                                                       2Q 2002

Capital Expenditure Disclosure
June 30, 2002

                                                      Three Months                     Six Months
                                                         Ended                            Ended
                                                     June 30, 2002        2001        June 30, 2002
                                                     -------------    ------------    -------------
From Statement of Cash Flows
   Additions to rental properties                    $   5,005,000    $ 28,712,000    $   8,923,000
   Additions to property under development              28,334,000     122,411,000       68,424,000

Supplemental Disclosure
   Capital Expenditures:
     Weighted average square feet in portfolio          12,571,990      12,742,639       12,619,155
     Property related capital expenditures           $     525,968    $  2,595,366    $   1,228,390
     Per weighted average square foot in portfolio            0.04            0.20             0.10
   Tenant improvements and leasing costs:
     Retenanted space
       Retenanted square feet                               13,580         506,581          274,929
       Tenant improvements and leasing costs         $     231,151    $ 11,260,314    $   2,569,496
       Per square foot leased                                17.02           22.23             9.35
     Renewal space
       Renewal square feet                                   7,261         746,390           74,405
       Tenant improvements and leasing costs         $      29,293    $  3,497,140    $     531,468
       Per square foot leased                                 4.03            4.69             7.14
                                                     -------------    ------------    -------------
     Total capex, tenant improvements
        and leasing costs                            $     786,411    $ 17,352,820    $   4,329,354
                                                     =============    ============    =============

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

25                                                                       2Q 2002

Total Office and Industrial Properties and Square Feet Owned and Joint Venture Development Interests

-----------------------
TOTAL PROPERTIES OWNED:
-----------------------
Office Properties

Total CBD Office Owned                                                                                   5
Total Suburban Office Owned                                                                             10
                                                                                                    ------

Total Office Owned                                                                                      15

Industrial Properties
Total Warehouse/Distribution Industrial Owned                                                           19
Total Manufacturing Industrial Owned                                                                    11
                                                                                                    ------

Total Industrial Owned                                                                                  30
                                                                                                    ------

Total Office and Industrial Owned                                                                       45
                                                                                                    ======

------------------------
TOTAL SQUARE FEET OWNED:
------------------------                                Metropolitan
                                                          Chicago       %      Other      %      Total SF
                                                        ------------   ---    -------    ---    ----------
Office Properties
Total CBD Office Owned                                    3,824,019   83.3%   767,181   13.9%    4,591,200

Total Suburban Office Owned                               1,686,274   94.0%    93,711    6.0%    1,779,985
                                                          ---------           -------           ----------

Total Office Owned                                        5,510,293           860,892            6,371,185

Industrial Properties
Total Warehouse/Distribution Industrial Owned             1,748,285  100.0%       -              1,748,285

Total Manufacturing Industrial Owned                      2,166,427  100.0%       -              2,166,427
                                                          ---------           -------           ----------

Total Industrial Owned                                    3,914,712               -              3,914,712
                                                          ---------           -------           ----------

Total Office and Industrial Owned                         9,425,005           860,892           10,285,897
                                                          =========           =======           ==========

----------------------------------------
JOINT VENTURE AND DEVELOPMENT INTERESTS:
----------------------------------------
                                                         Pro Forma
                                                        Square Feet
                                                       ------------
Dearborn Center                  CBD Office                         1,515,298
77 West Wacker Drive             CBD Office                           944,556
Thistle Landing                  Suburban Office                      386,048
Pine Meadows Building E          Suburban Office                       91,054
                                                                    ---------
Total Joint Venture and Development Interests                       2,845,902
                                                                    =========

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

26                                                                       2Q 2002

Property Summary
June 30, 2002                                                             Gross Leasable Area         Annualized Base Rent
                                                                         -------------------------------------------------------
                                              Rentable                     Square       % Leased                     Annual Base
                                               Square      Year Built/     Footage        as of        Annualized      Rent per
                                  City          Feet        Renovated     Leased      June 30, 2002    Base Rent     Square Foot
                                  ----       ----------  --------------  ----------   -------------   ------------   -----------
CBD Office Properties
---------------------
180 North LaSalle Street      Chicago, IL       758,478       1999          687,418           90.6%   $ 12,608,871      $18.34
208 South LaSalle Street      Chicago, IL       861,956    1914/1956/       791,080           91.8%   $ 11,449,066      $14.47
                                                           1982/1991
33 West Monroe Street         Chicago, IL       846,759       1980          768,429           90.7%   $ 12,150,884      $15.81
77 West Wacker Drive          Chicago, IL       944,556       1992          920,301           97.4%   $ 25,809,274      $28.04
IBM Plaza                     Chicago, IL     1,356,826       1971        1,319,664           97.3%   $ 20,927,412      $15.86
National City Center          Cleveland, OH     767,181       1980          767,001          100.0%   $ 12,176,490      $15.88
                                             ----------                  -------------------------------------------------------
      Subtotal                                5,535,756                   5,253,893           94.9%   $ 95,121,997      $18.11

Suburban Office Properties
--------------------------
7100 Madison Avenue           Willowbrook, IL    50,157       1998           50,157          100.0%   $    543,552      $10.84
Atrium Building               Naperville, IL     65,361       1979           60,056           91.9%   $    910,083      $15.15
Brush Hill Office Court       Westmont, IL      109,877       1986          109,877          100.0%   $  1,513,312      $13.77
Centre Square I               Knoxville, TN      93,711       1988           72,138           77.0%   $  1,161,668      $16.10
Continental Towers            Rolling
                               Meadows, IL      925,091  1977/1979/1981     715,365           77.3%   $ 10,124,255      $14.15
Enterprise Center II          Westchester, IL    62,619    1998/1999         54,270           86.7%   $    751,138      $13.84
Jorie Plaza                   Oak Brook, IL     191,666    1961/1992        191,666          100.0%   $  3,362,544      $17.54
Narco River Business Center   Calumet City, IL   65,386       1981           52,065           79.6%   $    714,115      $13.72
Narco Tower Road              Schaumburg, IL     50,400       1992           50,400          100.0%   $    604,800      $12.00
Olympian Office Center        Lisle, IL         165,717       1989          163,798           98.8%   $  2,601,334      $15.88
Thistle Landing               Phoenix, AZ       386,048       2000          259,006           67.1%   $  3,391,524      $13.09
                                             ----------                  -------------------------------------------------------
      Subtotal                                2,166,033                   1,778,798           82.1%   $ 25,678,325      $14.44
                                             ----------                  -------------------------------------------------------
Total Office Owned:                           7,701,789                   7,032,691           91.3%   $ 120,800,32      $17.18

Warehouse/Distribution Prop.
----------------------------
1401 South Jefferson Street   Chicago, IL        17,265    1965/1985         17,265          100.0%   $    102,819      $ 5.96
1543 Abbott Drive             Wheeling, IL       43,930       1983           43,930          100.0%   $    140,063      $ 3.19
350 Randy Road                Carol Stream, IL   25,200       1974           25,200          100.0%   $    125,370      $ 4.98
550 Kehoe Boulevard           Carol Stream, IL   44,575       1997           44,575          100.0%   $    312,649      $ 7.01
555 Kirk Road                 St. Charles, IL    62,400       1990           62,400          100.0%   $    268,320      $ 4.30
Arlington Heights Combined    Arlington Hts, IL 304,506       1978          304,506          100.0%   $  1,065,652      $ 3.50
1051 Kirk Road                Batavia, IL       120,004       1990          120,004          100.0%   $          0      $ 0.00
200 Fullerton                 Carol Stream, IL   66,254    1968/1995         66,254          100.0%   $    347,834      $ 5.25
4211 Madison                  Hillside, IL       90,344    1977/1992         90,344          100.0%   $    402,213      $ 4.45
4300 Madison                  Hillside, IL      127,129       1980          103,350           81.3%   $    479,973      $ 4.64
Narco Elmhurst - 343 Carol
 Lane                         Elmhurst, IL       30,084       1989           30,084          100.0%   $    197,351      $ 6.56
Narco Elmhurst - 370 Carol
 Lane                         Elmhurst, IL       60,290    1977/1994         60,290          100.0%   $    288,552      $ 4.79
Narco Elmhurst - 388 Carol
 Lane                         Elmhurst, IL       40,502       1979           40,502          100.0%   $    238,287      $ 5.88
Narco Elmhurst - 342-46
 Carol Lane                   Elmhurst, IL       67,935       1989           67,935          100.0%   $    367,258      $ 5.41
Narco Hillside - 4160-70
 Madison                      Hillside, IL       79,532    1974/1994         79,532          100.0%   $    391,473      $ 4.92
Tri-State Industrial -
 11039 Gage                   Franklin Park, IL  21,935    1965/1993         21,935          100.0%   $    123,713      $ 5.64
Tri-State Industrial -
 11045 Gage                   Franklin Park, IL 136,600    1970/1992        136,600          100.0%   $    601,040      $ 4.40
Prime Aurora                  Aurora, IL        257,600       2000          216,200           83.9%   $    733,011      $ 3.39
200 S. Mitchell               Addison, IL       152,200       1985          152,200          100.0%   $    587,546      $ 3.87
                                             ----------                  -------------------------------------------------------
      Subtotal                                1,748,285                   1,683,106           96.3%   $  6,773,124      $ 4.02

Manufacturing Industrial
------------------------
Enterprise Center VII- A,P    Chicago, IL       462,670  1916/1991-96       462,670          100.0%   $  1,502,323      $ 3.25
Enterprise Center VIII        Chicago, IL       242,199  1916/1991-96        81,859           33.8%   $    302,690      $ 3.70
Enterprise Center IX- Q,R,S   Chicago, IL       162,682  1916/1991-96       107,469           66.1%   $    329,930      $ 3.07
Enterprise Center X- T,C      Chicago, IL       172,775  1916/1991-96       169,659           98.2%   $    435,850      $ 2.57
Enterprise Center II          East Chicago, IN  169,435  1917/1991-97        28,978           17.1%   $     89,020      $ 3.07
Enterprise Center III         East Chicago, IN  291,550  1917/1991-97       154,275           52.9%   $     50,000      $ 0.00
Enterprise Center IV          East Chicago, IN   87,484  1917/1991-97        85,800           98.1%   $    263,494      $ 3.07
East Chicago Enterprise
 Center                       East Chicago, IN   54,070  1917/1991-97        54,070          100.0%   $    291,657      $ 5.39
Enterprise Center V           Hammond, IN       196,475    1920-1952        196,475          100.0%   $    464,987      $ 2.37
Enterprise Center VI          Hammond, IN       250,266    1920-1952        248,255           99.2%   $    800,999      $ 3.23
Hammond Enterprise Center     Hammond, IN        76,821    1920-1952         71,203           92.7%   $    192,127      $ 2.70
                                             ----------                  -------------------------------------------------------
      Subtotal                                2,166,427                   1,660,713           76.7%   $  4,723,077      $ 2.84

Total Industrial Owned                        3,914,712                   3,343,819           85.4%   $ 11,496,201      $ 3.44
Total Office Owned                            7,701,789                   7,032,691           91.3%   $120,800,322      $17.18
                                             ----------                  -------------------------------------------------------

Total                                        11,616,501                  10,376,510           89.3%   $132,296,524      $12.75
                                             ==========                  =======================================================

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
27                                 (NYSE: PGE)                           2Q 2002

Office Lease Expiration Schedule
June 30, 2002

                                                                         Average Annual
                                      Annual Base*                        Rent per Net      Net Rentable     Percentage of
                         Number of     Rent Under                          Rentable SF      Area Subject    Total Leased SF
        Year of Lease    Expiring       Expiring       Percentage of     Represented by      to Expiring     Represented by
          Expiration      Leases         Leases       Expiring Leases    Expiring Leases     Leases (SF)     Expiring Leases
        -------------    ---------    ------------    ---------------    ---------------    ------------    ----------------
        2002                54        $  3,638,529          2.7%              $19.28            188,697            2.8%
        2003               115          10,761,193          8.0%              $19.66            547,263            8.1%
        2004                95           9,267,691          6.9%              $17.34            534,416            7.9%
        2005               112          10,217,570          7.6%              $14.81            690,110           10.2%
        2006                61          17,262,367         12.9%              $13.84          1,247,299           18.4%
        2007                34          31,230,604         23.3%              $26.98          1,157,568           17.1%
        2008                27          10,291,637          7.7%              $18.37            560,364            8.3%
        2009                18           5,663,597          4.2%              $20.79            272,360            4.0%
        2010                18          14,299,550         10.7%              $27.94            511,868            7.6%
        2011+               35          21,199,197         15.8%              $20.00          1,059,795           15.7%
        ----               ---        ------------        -----                               ---------          ------
   Total/Average           569        $133,831,935        100.0%              $19.77          6,769,740          100.0%
                           ===        ============        =====                               =========          =====

*Does not include month-to-month leases


                        Percentage of Lease Expirations






                             [Graphic Appears Here]












                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)

28                                                                       2Q 2002

Industrial Lease Expiration Schedule
June 30, 2002


                                                                           Average Annual
                                     Annual Base*                           Rent per Net          Net Rentable       Percentage of
                   Number of          Rent Under                             Rentable SF          Area Subject      Total Leased SF
Year of Lease       Expiring           Expiring         Percentage of      Represented by          to Expiring       Represented by
  Expiration         Leases             Leases         Expiring Leases     Expiring Leases         Leases (SF)      Expiring Leases
-------------      ---------         ------------      ---------------     ---------------        ------------      ---------------
    2002                3            $   321,343            2.3%                 $6.45                49,789             1.6%
    2003                6                413,400            3.0%                 $5.08                81,345             2.6%
    2004                8              1,288,321            9.4%                 $3.93               327,961            10.3%
    2005                7              1,463,315           10.7%                 $4.12               355,352            11.2%
    2006               13              2,417,413           17.6%                 $4.63               521,759            16.4%
    2007                6              1,244,287            9.1%                 $4.25               292,617             9.2%
    2008                5                928,052            6.8%                 $4.37               212,501             6.7%
    2009                0                      -            0.0%                 $0.00                     -             0.0%
    2010                2                968,462            7.1%                 $3.92               246,800             7.8%
    2011+              10              4,680,839           34.1%                 $4.30             1,088,317            34.3%
    -----              --            -----------          -----                                    ---------           -----
Total/Average          60            $13,725,432          100.0%                 $4.32             3,176,441           100.0%
                       ==            ===========          =====                                    =========           =====

*Does not include month-to-month leases

                        Percentage of Lease Expirations




                             [Graphic Appears Here]




                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
29                                 (NYSE: PGE)                           2Q 2002

Largest Office Tenants by Gross Revenue
June 30, 2002

                                                                                               Annualized     Percent of
                                                                                                  YTD           Total         Gross
                                                                           Total Square           2002          Office       Revenue
Tenant                                             Building              Footage Occupied    Gross Revenue/1/ Portfolio/2/     PSF
------                                             --------              ----------------    ---------------- ------------   -------
Arthur Andersen, LLP                    33 West Monroe Street/IBM Plaza      656,831          $16,817,176       8.68%        $25.60

Jenner & Block, LLC                     IBM Plaza                            338,032           12,776,016       6.59%        $37.80

Wachovia Securities                     77 West Wacker Drive                 241,225           11,846,502       6.11%        $49.11

R.R. Donnelley & Sons Company           77 West Wacker Drive                 241,569           11,780,156       6.08%        $48.77

National City Bank                      National City Center                 567,796            9,935,424       5.13%        $17.50

IBM Corporation                         IBM Plaza/Continental Towers         332,999            7,986,924       4.12%        $23.98

Trizec Properties, Inc.                 IBM Plaza                            163,746            6,517,898       3.36%        $39.80

Jones Day Reavis & Pogue                77 West Wacker Drive                 118,112            6,038,790       3.12%        $51.13

ABN AMRO Capital Markets Holdings, Inc. 208 South LaSalle Street             255,764            5,348,158       2.76%        $20.91

Accenture                               180 North LaSalle Street             171,887            5,066,276       2.61%        $29.47
                                                                           ---------          -----------      -----         ------
                                                                           3,087,961          $94,113,320      41.55%        $30.48
                                                                           =========          ===========      =====         ======

/1/ Does not include straight-line rent
/2/ Includes 77 West Wacker Drive but excludes porperties sold to Blackstone Real Estate Advisors, L.P.



                             [Graphic Appears Here]

                 Supplemental Financial and Operating Statistics
                               Prime Group Realty Trust
                                      (NYSE: PGE)

30                                                                       2Q 2002

Largest Office Tenants by Square Footage
June 30, 2002

                                                                                  Total        Percent of     Annualized      Gross
                                                                             Square Footage   Total Office     YTD 2002      Revenue
     Tenant                                      Building                       Occupied        Portfolio    Gross Revenue/1/  PSF
     ------                                      --------                    --------------   ------------   --------------- -------
Arthur Andersen, LLP                      33 West Monroe Street/IBM Plaza        656,831          6.57%       $16,817,176    $25.60

National City Bank                        National City Center                   567,796          5.68%         9,935,424    $17.50

Jenner & Block, LLC                       IBM Plaza                              338,032          3.38%        12,776,016    $37.80

IBM Corporation                           IBM Plaza/Continental Towers           332,999          3.33%         7,986,924    $23.98

ABN AMRO Capital Markets Holdings, Inc.   208 South LaSalle Street               255,764          2.56%         5,348,160    $20.91

R.R. Donnelley & Sons Company             77 West Wacker Drive                   241,569          2.42%        11,780,156    $48.77

Wachovia Securities                       77 West Wacker Drive                   241,225          2.41%        11,846,502    $49.11

Accenture                                 180 North LaSalle Street               171,887          1.72%         5,066,276    $29.47

Baker & Hostetler, LLP                    National City Center                   166,277          1.66%         3,429,782    $20.63

Trizec Properties, Inc.                   IBM Plaza                              163,746          1.64%         6,517,898    $39.80
                                                                               ---------          -----       -----------
                                                                               3,136,126          31.37%      $91,504,314    $29.18
                                                                               =========          =====       ===========

/1/ Does not include straight-line rent

                            [Graphics Appears Here]

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
31                                                                       2Q 2002

Largest Industrial Tenants by Gross Revenue
June 30, 2002

                                                                                                            Percent of
                                                                                            Anualized          Total         Gross
                                                                         Total Square        YTD 2002       Industrial      Revenue
Tenant                                        Building                 Footage Occupied    Gross Revenue/1/  Portfolio        PSF
------                                        --------                 ----------------   -----------------  ----------      -------
Co-Steel USA Distribution                Enterprise Center VII              385,345         $1,542,696         8.25%         $4.00

Dynamic Manufacturing Company            4160-4190 Madison/4300             184,191          1,268,952         6.79%         $6.89
                                         Madison/4211 Madison

StrandTek International, Inc.            East Chicago Enterprise/           230,644          1,170,708         6.26%         $5.08
                                         Chicago Enterprise

Semblex Corporation                      388 Carol Lane/370 Carol           143,917            933,728         4.99%         $6.49
                                         Lane/342-346 Carol Lane

A.M. Castle & Co.                        Enterprise Center V/Hammond        252,595            932,077         4.98%         $3.69
                                         Enterprise Center

BWD Automotive Corporation               11045 Gage Avenue                  136,600            826,998         4.42%         $6.05

Amurol Confections Company               1455 Sequoia Drive                 161,000            674,002         3.60%         $4.19

Newco, Inc. d/b/a Electrotek Metals      Enterprise Center III              154,275            627,097         2.79%         $4.06

Berlin Packaging Corporation             Arlington Heights                  104,182            510,074         2.73%         $4.90

Plunkett Furniture Company               200 South Mitchell Court            99,051            504,804         2.70%         $5.10
                                                                          ---------         ----------        -----
                                                                          1,851,800         $8,991,136        47.51%         $4.86
                                                                          =========         ==========        =====

/1/ Does not include straight-line rent

                             [Graphic Appears Here]

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
32                                 (NYSE: PGE)                           2Q 2002

Largest Industrial Tenants by Square Footage
June 30, 2002

                                                                                           Percent
                                                                          Total Square     of Total     Annualized
                                                                             Footage      Industrial     YTD 2002      Gross Revenue
Tenant                                        Building                     Occupied       Portfolio    Gross Revenue/1/    PSF
------                                        --------                    ------------    ----------   --------------- -------------
Co-Steel USA Distribution                Enterprise Center VII                385,345        3.86%      $1,542,696        $4.00

A.M. Castle & Co.                        Enterprise Center V                  252,595        2.53%         932,077        $3.69
                                         Hammond Enterprise Center

StrandTek International, Inc.            Enterprise Center VIII, IX, X        230,644        2.31%       1,170,708        $5.08
                                         East Chicago Enterprise Center

Dynamic Manufacturing Company            4160-4190 Madison/4300               184,191        1.84%       1,268,952        $6.89
                                         Madison/4211 Madison

Amurol Confections Company               1455 Sequoia Drive                   161,000        1.61%         674,002        $4.19

Newco, Inc. d/b/a Electrotek Metals      Enterprise III                       154,275        1.54%         627,097        $4.69

Semblex Corporation                      388 Carol Lane/370 Carol             143,917        1.44%         933,728        $6.49
                                         Lane/342-346 Carol Lane

BWD Automotives Corporation              11045 Gage Avenue                    136,600        1.37%         826,998        $6.05

HECO Equipment Management Services, Inc. Enterprise Center VI                 104,182        1.04%         456,610        $3.74

Berlin Packaging Corporation             Arlington Heights                    104,000        1.04%         510,074        $4.90
                                                                            ---------        -----      ----------
                                                                            1,856,749       15.09%      $8,942,942        $4.82
                                                                            =========       =====       ==========

/1/ Does not include straight-line rent

                              [GRAPH APPEARS HERE]

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
33                                 (NYSE: PGE)                           2Q 2002

                       [LOGO OF PRIME GROUP REALTY TRUST]


                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:       312.917.8788
Facsimile:   312.917.1597
E-mail:      mwilliams@pgrt.com
Website:     www.pgrt.com

Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.     David M. Fick         410.454.5018
                                 Kenneth S. Weinberg   410.454.5175
Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol:     PGE
Preferred Shares Symbol:  PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com





                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)
34                                                                       2Q 2002